UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-5531

Babson Capital Participation Investors

 (Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189

(Address of principal executive offices) (Zip code)

Christopher A. DeFrancis, Vice President and Secretary
1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189

(Name and address of agent for service)

Registrant's telephone number, including area code:                413-226-1000

Date of fiscal year end:         12/31

Date of reporting period:       06/30/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 110 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Adviser Babson Capital Management LLC 1500 Main Street, P.O. Box 15189 Springfield, Massachusetts 01115-5189	Transfer Agent & Registrar DST Systems, Inc. P.O. Box 219086 Kansas City, MO 64121-9086 1-800-647-7374

Independent Registered Public Accounting Firm KPMG LLP Boston, Massachusetts 02110	Internet Website www.babsoncapital.com/mpv
Babson Capital Participation Investors
Counsel to the Trust	c/o Babson Capital Management LLC
1500 Main Street, Suite 2200
Ropes & Gray LLP	Springfield, Massachusetts 01115
Boston, Massachusetts 02110	(413) 226-1516

Custodian

State Street Bank and Trust Company Boston, Massachusetts 02116

Investment Objective and Policy	Form N-Q

Babson Capital Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed- End Fund Listings.

The Trust’s investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as common stock, warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust  will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment  grade or high yield securities have predominantly  speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

Babson  Capital Management LLC (“Babson  Capital”) manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

The Trust files its complete  schedule of portfolio  holdings  with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. This information  is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital.  A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website: http://www.babsoncapital.com/mpv; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust  voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website: http://www.babsoncapital.com/mpv; and (2) on the SEC’s website at http://www.sec.gov.

Babson Capital Participation Investors
TO OUR SHAREHOLDERS

July 31, 2012

We are pleased to present the June 30, 2012 Quarterly Report of Babson Capital Participation Investors (the “Trust”).

The Board of Trustees declared a quarterly dividend of 27 cents per share, payable on August 10, 2012 to shareholders of record on July 30, 2012. The Trust paid a 27 cent per share dividend for the preceding quarter. The Trust earned 25 cents per share of net investment income for the second quarter of 2012, compared to 27 cents per share in the previous quarter.

During the second quarter, the net assets of the Trust increased to $124,331,897 or $12.25 per share compared to $123,221,791 or $12.16 per share on March 31, 2012. This translates into a 3.0% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 8.1%, 13.4%, 8.0%, and 13.0% for the 1-, 3-, 5-, and 10-year time periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s share price decreased 3.7% during the quarter, from $14.96 per share as of March 31, 2012 to $14.40 per share as of June 30, 2012. The Trust’s market price of $14.40 per share equates to a 17.6% premium over the June 30, 2012 net asset value per share of $12.25. The Trust’s average quarter-end premium for the 3, 5 and 10-year periods was 15.6%, 8.7% and 10.1%, respectively.  U.S. equity markets, as approximated  by the Russell 2000 Index, decreased 3.5% for the quarter. U.S. fixed income markets, as approximated  by the Barclays Capital U.S. Corporate High Yield Index, increased 1.8% for the quarter.

The Trust closed two new private placement investments during the second quarter. The two new investments were in Baby Jogger Holdings LLC and DPL Holding Corporation. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these two transactions was $2,218,431.

U.S. middle market buyout activity continued at a sluggish pace during the second quarter of 2012. While there is a shortage of quality deal flow, there is plenty of equity capital and senior and mezzanine debt looking to be invested. The result is that attractive companies are being aggressively pursued by buyers and lenders alike, pushing both purchase price multiples and leverage levels up.  As we head into the third quarter of 2012, most market participants expect deal flow to improve over the remainder of the year, due to the abundant supply of debt and equity capital, and the proposed changes in capital-gains tax rates due to be enacted in 2013.  Our deal flow did pick up late in the second quarter and has remained strong early in the third quarter. We have a number of deals under review and anticipate that our new investment activity in the third and fourth quarters will increase from the second quarter. We continue to be cautious, though, in light of the more aggressive leverage multiples  and mezzanine pricing we are seeing in the market. We intend to maintain the same discipline and investment philosophy, based on taking prudent levels of risk and getting paid appropriately for the risks taken, that has served us well for so many years.

We continue to be pleased with the operating performance of most of our portfolio companies. Realization activity for the Trust also remains strong. We had two companies sold for nice gains in the second quarter, OakRiver Technology, Inc. and Xaloy Superior Holdings, Inc. The Xaloy realization is particularly noteworthy. Due to the company’s weak performance, at year-end 2009 we valued our subordinated notes at 50% of par, and our equity investment at zero. Due to the efforts of the private equity sponsor and Xaloy’s management team, and a recovery in the economy, the company’s performance improved dramatically. When the company was sold in June, our

(Continued)

subordinated notes were repaid in full and we received over three times the cost of our equity investment. We have a healthy backlog of companies in the process of being sold and we expect 2012 to be a good year for realizations. Refinancing activities, in which the Trust’s subordinated note holdings are fully or partially prepaid, continues at a high level, as companies  seek to take advantage of lower interest rates and credit availability.  We had four full prepayments and one partial prepayment during the second quarter. As mentioned in prior reports, strong realization and refinancing activity is a double-edged  sword, as the resulting loss of income-producing investments could adversely impact the Trust’s ability to sustain its dividend level. We have been fortunate that our new investment activity in recent periods has been strong and has had a positive impact on net investment income. We will need to maintain a robust level of new investment activity in the face of expected high levels of realization and refinancing activity.

Thank you for your continued interest in and support of Babson Capital Participation Investors.

Sincerely,

Michael L. Klofas
President

Portfolio Composition as of 6/30/12 *

* Based on market value of total investments (including cash)

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment  advice or an indication of the Trust’s trading intent.  References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	Babson Capital Participation Investors
June 30, 2012
(Unaudited)

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $109,754,652)	$97,492,801
Corporate restricted securities at market value
(Cost - $5,479,508)	5,485,927
Corporate public securities at market value
(Cost - $18,994,754)	20,140,688
Short-term securities at amortized cost	13,170,654
Total investments (Cost - $147,399,568)	136,290,070
Cash	4,482,070
Interest receivable	1,168,568
Receivable for investments sold	304,626
Other assets	35,726

Total assets	142,281,060

Liabilities:
Note payable	15,000,000
Payable for investments purchased	2,050,703
Deferred tax liability	350,547
Investment advisory fee payable	279,747
Interest payable	27,267
Accrued expenses	240,899

Total liabilities	17,949,163

Total net assets	124,331,897

Net Assets:
Common shares, par value $.01 per share	$101,521
Additional paid-in capital	94,619,851
Retained net realized gain on investments, prior years	33,183,269
Undistributed net investment income	3,819,433
Accumulated net realized gain on investments	4,067,868
Net unrealized depreciation of investments	(11,460,045)

Total net assets	124,331,897

Common shares issued and outstanding (14,785,750 authorized)	10,152,113

Net asset value per share	12.25

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the six months ended June 30, 2012
(Unaudited)

Investment Income:
Interest	$6,155,433
Dividends	336,841
Other	87,167

Total investment income expenses:	6,579,441

Expenses:
Investment advisory fees	556,996
Interest	306,750
Trustees' fees and expenses	220,000
Professional fees	138,100
Reports to shareholders	30,000
Custodian fees	18,000
Other	13,293

Total expenses	1,283,139

Investment income - net	5,296,302

Net realized and unrealized gain/loss on investments:
Net realized gain on investments before taxes	2,185,012
Income tax expense	(174)
Net realized gain on investments after taxes	2,184,838
Net change in unrealized depreciation of investments before taxes	(1,457,569)
Net change in deferred income tax expense	151,581
Net change in unrealized depreciation of investments after taxes	(1,305,988)

Net gain on investments	878,850

Net increase in net assets resulting from operations	$6,175,152

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF CASH FLOWS	Babson Capital Participation Investors
For the six months ended June 30, 2012
(Unaudited)

Net decrease in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$(5,146,136)
Purchases of portfolio securities	(14,042,005)
Proceeds from disposition of portfolio securities	20,943,086
Interest, dividends and other income received	5,244,021
Interest expense paid	(310,158)
Operating expenses paid	(929,351)
Income taxes paid	(174)

Net cash provided by operating activities	5,759,283

Cash flows from financing activities:
Cash dividends paid from net investment income	(6,983,571)
Receipts for shares issued on reinvestment of dividends	573,658
Net cash used for financing activities	(6,409,913)

Net decrease in cash	(650,630)

Cash - beginning of year	5,132,700

Cash - end of period	$4,482,070

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$6,175,152
Increase in investments	(2,247,108)
Decrease in interest receivable
Increase in receivable for investments sold	109,579
Decrease in other assets
Increase in payable for investments purchased	83,534
Decrease in deferred tax liability
Increase in investment advisory fee payable
Decrease in interest payable	(3,408)
Increase in accrued expenses	38,010

Total adjustments to net assets from operations	(415,869)

Net cash provided by operating activities	$5,759,283

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the six
	months ended	For the
	6/30/2012	year ended
	(Unaudited)	12/31/2011
Increase in net assets:

Operations:
Investment income - net	$5,296,302	$11,526,972
Net realized gain on investments after taxes	2,184,838	627,341
Net change in unrealized depreciation of investments after taxes	(1,305,988)	166,242
Net increase in net assets resulting from operations	6,175,152	12,320,555

Increase from common shares issued on reinvestment of dividends
Common shares issued (2012 - 40,227; 2011 - 61,615)	573,658	871,579

Dividends to shareholders from:
Net investment income (2012 - $0.27 per share; 2011 - $1.23 per share)	(2,736,579)	(12,387,295)
Net realized gains (2012 - $0.00 per share; 2011 - $0.00 per share)	-	(25,408)
Total increase in net assets	4,012,231	779,431

Net assets, beginning of year	120,319,666	119,540,235

Net assets, end of period/year (including undistributed net investment
income of $3,819,433 and $1,259,710, respectively)	$124,331,897	120,319,666

See Notes to Consolidated Financial Statements

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS	Babson Capital Participation Investors
Selected data for each share of beneficial interest outstanding:

	For the six months
	ended 06/30/2012		For the years ended December 31,
	(Unaudited)		2011		2010	2009	2008	2007

Net asset value: Beginning of year	$11.90		$11.89		$10.91	$11.10	$12.84	$12.90
Net investment income (a)	0.52		1.14		1.02	0.94	1.08	1.23
Net realized and unrealized gain (loss) on investments	0.09		0.08		0.95	(0.13)	(1.82)	(0.05)
Total from investment operations	0.61		1.22		1.97	(0.81)	0.74	1.18
Dividends from net investment income to common shareholders	(0.27)		(1.23)		(1.00)	(1.00)	(1.00)	(1.23)
Dividends from net realized gain on investments to common shareholders	-		(0.00	)(b)	-	-	-	(0.02)
Increase from dividends reinvested	0.01		0.02		0.01	0.00	0.00	0.01
Total dividends	(0.26)		(1.21)		(0.99)	(1.00)	(1.00)	(1.24)
Net asset value: End of period/year	$12.25		$11.90		$11.89	$10.91	$11.10	$12.84
Per share market value: End of period/year	$14.40		$15.85		$13.88	$12.20	$9.05	$13.18
Total investment return Net asset value (c)	5.23%		10.56%		18.71%	7.60%	(6.01%)	9.95%
Market value (c)	(7.31%)		24.16%		22.94%	40.86%	(25.36%)	(1.30%)
Net assets (in millions): End of period/year	$124.33		$120.32		$119.54	$108.93	$110.18	$126.63
Ratio of operating expenses to average net assets	1.60	%(e)	1.42%		1.46%	1.41%	1.33%	1.36%
Ratio of interest expense to average net assets	0.50	%(e)	0.56%		0.61%	0.63%	0.58%	0.56%
Ratio of income tax expense to average net assets (d)	0.00	%(e)	0.20%		0.46%	0.00%	0.00%	0.48%
Ratio of net expenses to average net assets	2.10	%(e)	2.18%		2.53%	2.04%	1.91%	2.40%
Ratio of net investment income to average net assets	8.67	%(e)	9.33%		8.96%	8.55%	8.74%	9.32%
Portfolio turnover	13%		21%		27%	23%	32%	33%

(a) Calculated using average shares.
(b) Rounds to less than $0.01 per share.
(c) Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d) As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.
(e) Annualized

Senior borrowings:
Total principal amount (in millions)	$15	$15	$12	$12	$12	$12
Asset coverage per $1,000 of indebtedness	$9,215	$9,021	$10,962	$10,077	$10.181	$11,552

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2012
(Unaudited)

Corporate Restricted Securities - 82.83%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 78.41%

A E Company, Inc.
A designer and manufacturer of machined parts and assembly structures for the commercial and military aerospace industries.
Common Stock (B)	184,615 shs.	11/10/09	$184,615	$131,086
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	92,308 shs.	11/10/09	68,566	65,544
			253,181	196,630
A H C Holding Company, Inc.
A designer and manufacturer of boilers and water heaters for the commercial sector.
15% Senior Subordinated Note due 2015	$1,415,588	11/21/07	1,400,027	1,415,588
Limited Partnership Interest (B)	12.26% int.	11/21/07	119,009	152,860
			1,519,036	1,568,448
A S A P Industries LLC
A designer and manufacturer of components used on oil and natural gas wells.
Limited Liability Company Unit Class A-2 (B)	676 uts.	12/31/08	74,333	305,942
Limited Liability Company Unit Class A-3 (B)	608 uts.	12/31/08	66,899	275,350
			141,232	581,292
A S C Group, Inc.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
12.75% Senior Subordinated Note due 2016	$1,227,273	10/09/09	1,098,596	1,239,546
Limited Liability Company Unit Class A (B)	2,186 uts.	*	214,793	236,663
Limited Liability Company Unit Class B (B)	1,473 uts.	10/09/09	144,716	159,471
* 10/09/09 and 10/27/10.			1,458,105	1,635,680

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 2014 (D)	$420,000	05/15/08	413,944	378,000
13% Senior Subordinated Note due 2015 (D)	$420,000	05/15/08	384,627	-
Common Stock (B)	60,000 shs.	05/15/08	60,000	-
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	21,099 shs.	05/15/08	35,654	-
			894,225	378,000
Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	546 shs.	12/27/07	270,000	629,466
Convertible Preferred Stock Series B (B)	28 shs.	01/04/11	21,600	32,060
			291,600	661,526

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)	Babson Capital Participation Investors
June 30, 2012
(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Aero Holdings, Inc.
A provider of geospatial services to corporate and government clients.
10.5% Senior Secured Term Note due 2014	$465,000	03/09/07	$462,816	$465,000
14% Senior Subordinated Note due 2015	$720,000	03/09/07	682,054	720,000
Common Stock (B)	150,000 shs.	03/09/07	150,000	375,081
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	37,780 shs.	03/09/07	63,730	94,470
			1,358,600	1,654,551
All Current Holding Company
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
12% Senior Subordinated Note due 2015	$603,697	09/26/08	571,312	603,697
Common Stock (B)	713 shs.	09/26/08	71,303	83,311
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	507 shs.	09/26/08	46,584	59,241
			689,199	746,249
American Hospice Management Holding LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2013	$1,687,503	*	1,661,241	1,687,503
Preferred Class A Unit (B)	1,706 uts.	**	170,600	329,432
Preferred Class B Unit (B)	808 uts.	06/09/08	80,789	147,870
Common Class B Unit (B)	16,100 uts.	01/22/04	1	-
Common Class D Unit (B)	3,690 uts.	09/12/06	-	-
* 01/22/04 and 06/09/08.			1,912,631	2,164,805
** 01/22/04 and 09/12/06.

Apex Analytix Holding Corporation
A provider of audit recovery and fraud detection services and software to commercial and retail businesses in the U.S. and Europe.
12.5% Senior Subordinated Note due 2017	$1,012,500	04/28/09	915,084	1,012,500
Preferred Stock Series B (B)	1,623 shs.	04/28/09	162,269	118,575
Common Stock (B)	723 shs.	04/28/09	723	52,847
			1,078,076	1,183,922
Arch Global Precision LLC
A leading manufacturer of high tolerance precision components and consumable tools.
14.75% Senior Subordinated Note due 2018	$760,867	12/21/11	741,930	785,963
Limited Liability Company Unit Class B (B)	28 uts.	12/21/11	28,418	23,424
Limited Liability Company Unit Class C (B)	222 uts.	12/21/11	221,582	182,627
			991,930	992,014

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Arrow Tru-Line Holdings, Inc.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
8% Senior Subordinated Note due 2014 (D)	$1,054,025	05/18/05	$964,526	$895,921
Preferred Stock (B)	33 shs.	10/16/09	33,224	-
Common Stock (B)	263 shs.	05/18/05	263,298	-
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	69 shs.	05/18/05	59,362	-
			1,320,410	895,921
Associated Diversified Services
A provider of routine maintenance and repair services primarily to electric utility companies predominantly on electric power distribution lines.
10% Senior Secured Term Note due 2016 (C)	$292,000	09/30/10	286,386	294,024
13% Senior Subordinated Note due 2017	$332,000	09/30/10	301,938	335,320
Limited Liability Company Unit Class B (B)	36,000 uts.	09/30/10	36,000	49,895
Limited Liability Company Unit Class B (B)	27,520 uts.	09/30/10	27,520	38,142
			651,844	717,381
Baby Jogger Holdings LLC
A designer and marketer of premium baby strollers and stroller accessories.
14% Senior Subordinated Note due 2019	$928,220	04/20/12	910,048	931,048
Common Stock (B)	754 shs.	04/20/12	75,376	71,607
			985,424	1,002,655
Barcodes Group, Inc.
A distributor and reseller of automatic identification and data capture equipment, including mobile computers, scanners, point-of-sale systems, labels, and accessories.
13.5% Senior Subordinated Note due 2016	$650,074	07/27/10	625,563	663,075
Preferred Stock (B)	13 shs.	07/27/10	131,496	131,500
Common Stock Class A (B)	44 shs.	07/27/10	437	75,205
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	8 shs.	07/27/10	76	13,051
			757,572	882,831
Bravo Sports Holding Corporation
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2014	$1,207,902	06/30/06	1,181,815	301,976
Preferred Stock Class A (B)	465 shs.	06/30/06	141,946	-
Common Stock (B)	1 sh.	06/30/06	152	-
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	164 shs.	06/30/06	48,760	-
			1,372,673	301,976

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)	Babson Capital Participation Investors
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

C D N T, Inc.
A value-added converter and distributor of specialty pressure sensitive adhesives, foams, films, and foils.
10.5% Senior Secured Term Note due 2014	$214,535	08/07/08	$212,727	$214,535
12.5% Senior Subordinated Note due 2015	$429,070	08/07/08	405,599	429,070
Common Stock (B)	41,860 shs.	08/07/08	41,860	37,187
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	32,914 shs.	08/07/08	32,965	29,240
			693,151	710,032
Capital Specialty Plastics, Inc.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)	55 shs.	*	252	439,571
*12/30/97 and 05/29/99.

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% Senior Subordinated Note due 2018	$728,319	01/19/11	690,837	738,544
Common Stock (B)	375 shs.	01/19/11	37,500	32,429
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	25,491
			757,587	796,464
Church Services Holding Company
A provider of diversified residential services to homeowners in Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 2018	$402,089	03/26/12	388,748	405,516
Common Stock (B)	1,327 shs.	*	132,700	106,054
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	57 shs.	03/26/12	5,740	4,554
*03/26/12, 05/25/12 and 06/19/12.			527,188	516,124

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	147 shs.	12/02/08	146,594	234,895

Coeur, Inc.
A producer of proprietary, disposable power injection syringes.
12% Senior Subordinated Note due 2016	$642,857	10/10/08	602,187	642,857
Common Stock (B)	321 shs.	10/10/08	32,143	44,880
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	495 shs.	10/10/08	48,214	69,045
			682,544	756,782

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
10% Senior Subordinated Note due 2014 (D)	$771,051	01/12/07	$719,299	$693,946
Limited Liability Company Unit Class A (B)	82,613 uts.	01/12/07	82,613	11,460
Limited Liability Company Unit Class C (B)	59,756 uts.	01/12/07	59,756	8,290
Limited Liability Company Unit Class D (B)	671,525 uts.	05/03/10	-	93,157
Limited Liability Company Unit Class E (B)	1,102 uts.	05/03/10	-	153
			861,668	807,006
Connor Sport Court International, Inc.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)	9,081 shs.	07/05/07	370,796	908,072
Preferred Stock Series C (B)	4,757 shs.	07/05/07	158,912	475,708
Common Stock (B)	380 shs.	07/05/07	4	29
Limited Partnership Interest (B)	6.88% int.	*	103,135	-
*08/12/04 and 01/14/05.			632,847	1,383,809

CorePharma LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
Warrant, exercisable until 2013, to purchase
common stock at $.001 per share (B)	10 shs.	08/04/05	72,617	431,836

Crane Rental Corporation
A crane rental company since 1960, headquartered in Florida.
13% Senior Subordinated Note due 2015	$1,215,000	08/21/08	1,141,243	1,182,023
Common Stock (B)	135,000 shs.	08/21/08	135,000	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	72,037 shs.	08/21/08	103,143	-
			1,379,386	1,182,023
Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
12.5% Senior Subordinated Note due 2016	$1,155,288	10/27/09	1,042,529	1,153,381
Preferred Stock PIK (B)	156 shs.	10/27/09	156,468	48,490
Preferred Stock Series A (B)	114 shs.	10/27/09	104,374	35,427
Common Stock (B)	38 shs.	10/27/09	38,244	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	28 shs.	10/27/09	25,735	-
			1,367,350	1,237,298

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)	Babson Capital Participation Investors
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

DPC Holdings LLC
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
14% Senior Subordinated Note due 2017	$901,292	10/21/11	$884,934	$909,686
Limited Liability Company Unit Class A (B)	11,111 uts.	10/21/11	111,111	89,062
			996,045	998,748
DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 2019	$1,025,909	05/04/12	1,005,734	1,027,252
Preferred Stock (B)	20 shs.	05/04/12	204,546	194,286
Common Stock (B)	20 shs.	05/04/12	22,727	21,587
			1,233,007	1,243,125
Duncan Systems, Inc.
A distributor of windshields and side glass for the recreational vehicle market.
10% Senior Secured Term Note due 2013	$154,286	11/01/06	153,712	153,260
13% Senior Subordinated Note due 2014	$488,572	11/01/06	465,533	482,008
Common Stock (B)	102,857 shs.	11/01/06	102,857	6,387
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	32,294 shs.	11/01/06	44,663	2,005
			766,765	643,660
E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
14% Senior Subordinated Note due 2015	$1,285,267	01/08/08	1,271,307	1,285,267
Common Stock (B)	349 shs.	01/08/08	174,701	204,031
			1,446,008	1,489,298
E X C Acquisition Corporation
A manufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	11 shs.	06/28/04	40,875	10,432

Eatem Holding Company
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
12.5% Senior Subordinated Note due 2018	$950,000	02/01/10	847,547	945,481
Common Stock (B)	50 shs.	02/01/10	50,000	37,792
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	119 shs.	02/01/10	107,100	90,111
			1,004,647	1,073,384

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ELT Holding Company
A provider of web-based ethics and compliance training solutions for companies in the United States.
14% Senior Subordinated Note due 2019	$915,202	03/01/12	$897,548	$916,381
Common Stock (B)	41 shs.	03/01/12	90,909	69,406
			988,457	985,787
F C X Holdings Corporation
A distributor of specialty/technical valves, actuators, accessories, and process instrumentation supplying a number of industrial, high purity, and energy end markets in North America.
15% Senior Subordinated Note due 2017	$1,250,719	10/06/08	1,237,722	1,250,719
14% Senior Subordinated Note due 2017	$339,734	03/02/12	333,313	339,846
Preferred Stock Series A (B)	232 shs.	*	23,200	24,405
Preferred Stock Series B (B)	2,298 shs.	10/06/08	229,804	241,740
Common Stock (B)	1,625 shs.	10/06/08	1,625	-
*12/30/10 and 07/01/11.			1,825,664	1,856,710

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
16% Senior Subordinated Note due 2017	$881,753	09/27/10	868,454	899,388
Limited Liability Company Units Preferred (B)	171 uts.	09/27/10	153,659	173,460
Limited Liability Company Units (B)	171 uts.	09/27/10	17,073	5,459
			1,039,186	1,078,307
F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

14.25% Senior Subordinated Note due 2016	$446,231	12/15/10	436,106	455,155
14.25% Senior Subordinated Note due 2016	$110,840	02/29/12	110,857	114,165
Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	65,789	113,452
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	8,248	14,223
			621,000	696,995
F H Equity LLC
A designer and manufacturer of a full line of automatic transmission filters and filtration systems for passenger vehicles.
14% Senior Subordinated Note due 2017	$515,702	12/20/10	497,962	533,378
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	16,009	13,661
			513,971	547,039
Flutes, Inc.
An independent manufacturer of micro fluted corrugated sheet material for the food and consumer products packaging industries.
10% Senior Secured Term Note due 2013 (D)	$524,791	04/13/06	519,050	209,916
14% Senior Subordinated Note due 2013 (D)	$317,177	04/13/06	290,908	-
			809,958	209,916

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)	Babson Capital Participation Investors
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
12.5% Senior Subordinated Note due 2017	$1,000,000	10/19/10	$944,142	$1,020,000
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	198 shs.	10/19/10	46,958	67,188
			991,100	1,087,188
Golden County Foods Holding, Inc.
A manufacturer of frozen appetizers and snacks.
16% Senior Subordinated Note due 2015 (D)	$1,012,500	11/01/07	938,215	-
14% PIK Note due 2015 (D)	$250,259	12/31/08	217,699	-
8% Series A Convertible Preferred Stock, convertible into
common shares (B)	151,643 shs.	11/01/07	77,643	-
			1,233,557	-
H M Holding Company
A designer, manufacturer, and importer of promotional and wood furniture.
7.5% Senior Subordinated Note due 2014 (D)	$362,700	10/15/09	271,181	90,675
Preferred Stock (B)	21 shs.	*	21,428	-
Preferred Stock Series B (B)	1,088 shs.	10/15/09	813,544	-
Common Stock (B)	180 shs.	02/10/06	180,000	-
Common Stock Class C (B)	296 shs.	10/15/09	-	-
Warrant, exercisable until 2013, to purchase
common stock at $.02 per share (B)	67 shs.	02/10/06	61,875	-
* 09/18/07 and 06/27/08.			1,348,028	90,675

Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% Senior Subordinated Note due 2017	$461,539	11/14/11	429,193	473,114
Common Stock (B)	38 shs.	11/14/11	38,461	31,160
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	28 shs.	11/14/11	25,596	22,313
			493,250	526,587
Healthcare Direct Holding Company
A direct-to-customer marketer of discount dental plans.
14% Senior Subordinated Note due 2019	$702,703	03/09/12	689,117	705,429
Common Stock (B)	517 shs.	03/09/12	51,724	44,099
			740,841	749,528

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HGGC Citadel Plastics Holdings
A world-leading source for thermoset and thermoplastic compounds.
14% Senior Subordinated Note due 2019	$905,289	02/29/12	$887,833	$906,454
Common Stock (B)	101 shs.	02/29/12	100,806	79,970
			988,639	986,424
Home Décor Holding Company
A designer, manufacturer and marketer of framed art and wall décor products.
Common Stock (B)	33 shs.	*	33,216	73,318
Warrant, exercisable until 2013, to purchase
common stock at $.02 per share (B)	106 shs.	*	105,618	233,110
* 06/30/04 and 08/19/04.			138,834	306,428

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	47 uts.	10/14/11	-	-
Limited Liability Company Unit Class G (B)	114 uts.	10/14/11	-	-
Limited Liability Company Unit Class H (B)	47 uts.	10/14/11	-	-
Limited Liability Company Unit Class I (B)	47 uts.	10/14/11	-	-
			-	-
Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
14% Senior Subordinated Note due 2016	$1,569,098	08/19/08	1,499,966	1,490,643
Common Stock (B)	251 shs.	08/19/08	251,163	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	65 shs.	08/19/08	60,233	-
			1,811,362	1,490,643
Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
13.5% Senior Subordinated Note due 2018	$916,514	10/27/11	899,526	927,402
Common Stock (B)	93 shs.	10/27/11	92,854	89,615
			992,380	1,017,017
Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	47 shs.	02/27/07	1,424	243,042

International Offshore Services LLC
A leading provider of marine transportation services, platform decommissioning, and salvage services to oil and gas producers in the shallow waters of the Gulf of Mexico.
14.25% Senior Subordinated Secured Note due 2017 (D)	$1,350,000	07/07/09	1,236,405	675,000
Limited Liability Company Unit (B)	1,647 uts.	07/07/09	98,833	-
			1,335,238	675,000

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)	Babson Capital Participation Investors
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
12.5% Senior Subordinated Note due 2017	$833,333	12/20/10	$727,755	$765,196
Preferred Stock A (B)	165 shs.	12/20/10	165,000	34,009
Preferred Stock B (B)	0.06 shs.	12/20/10	-	12
Common Stock (B)	33 shs.	12/20/10	1,667	-
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	12 shs.	12/20/10	105,643	-
			1,000,065	799,217
Jason Partners Holdings LLC
A diversified manufacturing company serving various industrial markets.
Limited Liability Company Unit (B)	48 uts.	09/21/10	449,086	25,511

K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
14% Senior Subordinated Note due 2017	$869,565	12/23/11	852,959	881,401
Preferred Stock Series A (B)	102 shs.	12/23/11	96,578	94,860
Preferred Stock Series B (B)	29 shs.	12/23/11	27,335	26,846
Common Stock (B)	130 shs.	12/23/11	6,522	-
			983,394	1,003,107
K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
15% Senior Subordinated Note due 2017	$2,201,979	04/12/11	2,030,779	2,201,979
Common Stock (B)	71,053 shs.	05/25/06	71,053	32,254
Warrant, exercisable until 2013, to purchase
common stock at $.01 per share (B)	43,600 shs.	05/25/06	37,871	19,792
			2,139,703	2,254,025
K P H I Holdings, Inc.
A manufacturer of highly engineered plastic and metal components for a diverse range of end-markets, including medical, consumer and industrial, automotive and defense.
15% Senior Subordinated Note due 2017	$903,933	12/10/10	888,907	911,958
Common Stock (B)	232,826 shs.	12/10/10	232,826	169,844
			1,121,733	1,081,802

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
6% Senior Subordinated Note due 2015	$1,386,998	07/16/08	$1,314,610	$1,317,648
Convertible Preferred Stock Series C (B)	29 shs.	06/30/09	29,348	58,000
Convertible Preferred Stock Series D (B)	13 shs.	09/17/09	12,958	38,880
Common Stock (B)	235 shs.	07/15/08	234,783	-
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	51 shs.	07/16/08	50,836	-
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	67 shs.	09/17/09	-	-
			1,642,535	1,414,528
K W P I Holdings Corporation
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
12% Senior Subordinated Note due 2015 (D)	$1,674,246	03/14/07	1,523,455	837,123
Preferred Stock PIK (B)	793 shs.	02/07/11	306,750	-
Common Stock (B)	123 shs.	03/13/07	123,000	-
Warrant, exercisable until 2019, to purchase
preferred stock at $.01 per share (B)	71 shs.	07/07/09	-	-
Warrant, exercisable until 2017, to purchase
common stock at $.01 per share (B)	89 shs.	03/14/07	85,890	-
			2,039,095	837,123
LPC Holding Company
A designer and manufacturer of precision-molded silicone rubber components that are utilized in the medical and automotive end markets.
13.5% Senior Subordinated Note due 2018	$914,290	08/15/11	897,851	940,797
Common Stock (B)	94 shs.	08/15/11	94,340	74,853
			992,191	1,015,650
M V I Holding, Inc.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil and gas, mining, and defense markets.
Common Stock (B)	32 shs.	09/12/08	32,143	52,304
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	35 shs.	09/12/08	34,714	56,486
			66,857	108,790
Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit (B)	12,764 uts.	*	166,481	213,196
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	1,787 shs.	05/04/07	22,781	29,849
* 05/04/07 and 01/02/08.			189,262	243,045

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)	Babson Capital Participation Investors
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Manhattan Beachwear Holding Company
A designer and distributor of women's swimwear.
12.5% Senior Subordinated Note due 2018	$419,971	01/15/10	$376,825	$419,971
15% Senior Subordinated Note due 2018	$106,950	10/05/10	105,157	106,040
Common Stock (B)	35 shs.	10/05/10	35,400	53,154
Common Stock Class B (B)	118 shs.	01/15/10	117,647	176,655
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	104 shs.	01/15/10	94,579	156,339
			729,608	912,159
Marshall Physicians Services LLC
A provider of emergency department and hospital medicine services to hospitals located in the state of Kentucky. The Company was founded in 1999 and is owned by seven practicing physicians.
13% Senior Subordinated Note due 2016	$443,431	09/20/11	435,299	450,914
Limited Liability Company Unit Class A (B)	2,900 uts.	09/20/11	60,000	36,353
Limited Liability Company Unit Class D (B)	291 uts.	09/20/11	-	3,653
			495,299	490,920
MBWS Ultimate Holdco, Inc.
A provider of services throughout North Dakota that address the fluid management and related transportation needs of an oil well.
12% Senior Subordinated Note due 2016	$1,117,495	*	1,031,585	1,139,845
Preferred Stock Series A (B)	1,388 shs.	09/07/10	138,797	509,069
Common Stock (B)	162 shs.	03/01/11	16,226	59,416
Common Stock (B)	153 shs.	09/07/10	15,282	56,115
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	103 shs.	03/01/11	10,325	37,777
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	386 shs.	09/07/10	38,623	141,571
* 09/07/10 and 03/01/11.			1,250,838	1,943,793

MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
13% Senior Subordinated Note due 2015	$631,620	08/29/08	585,590	631,620
Preferred Unit (B)	66 uts.	08/29/08	66,451	86,696
Common Unit Class A (B)	671 uts.	08/29/08	671	-
Common Unit Class B (B)	250 uts.	08/29/08	63,564	-
			716,276	718,316

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MEGTEC Holdings, Inc.
A supplier of industrial and environmental products and services to a broad array of industries.
Preferred Stock (B)	56 shs.	09/24/08	$54,040	$76,493
Limited Partnership Interest (B)	0.74% int.	09/16/08	205,932	244,177
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	18 shs.	09/24/08	18,237	15,299
			278,209	335,969

Merex Holding Corporation
A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for “out of production” or “legacy” aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

14% Senior Subordinated Note due 2018	$367,924	09/22/11	361,129	374,303
Limited Liability Company Unit Series B (B)	132,076 uts.	09/22/11	132,076	81,595
			493,205	455,898
MicroGroup, Inc.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
12% Senior Subordinated Note due 2013 (D)	$1,421,795	*	1,364,411	355,449
Common Stock (B)	238 shs.	*	238,000	-
Warrant, exercisable until 2013, to purchase
common stock at $.02 per share (B)	87 shs.	*	86,281	-
*08/12/05 and 09/11/06.			1,688,692	355,449

Monessen Holding Corporation
A designer and manufacturer of a broad line of gas, wood, and electric hearth products and accessories.
15% Senior Subordinated Note due 2015 (D)	$823,794	06/28/11	547,745	-
7% Senior Subordinated Note due 2014 (D)	$1,350,000	06/28/11	1,281,479	-
Warrant, exercisable until 2014, to purchase
common stock at $.02 per share (B)	81 shs.	03/31/06	73,125	-
			1,902,349	-
Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 2017	$932,064	11/30/10	917,410	950,705
Limited Liability Company Unit Class B-1 (B)	93,750 uts.	11/30/10	-	92,012
Limited Liability Company Unit Class B-2 (B)	8,501 uts.	11/30/10	-	8,344
			917,410	1,051,061
NABCO, Inc.
A producer of explosive containment vessels in the United States.
14% Senior Subordinated Note due 2014 (D)	$330,882	02/24/06	306,091	82,720
Limited Liability Company Unit (B)	437 uts.	*	436,984	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	68 shs.	02/24/06	19,687	-
* 02/24/06 and 06/22/07.			762,762	82,720

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)	Babson Capital Participation Investors
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
14% Senior Subordinated Note due 2014	$1,066,615	02/02/07	$967,293	$853,292
Limited Partnership Interest of
Saw Mill PCG Partners LLC (B)	1.38% int.	02/01/07	588,077	-
Limited Liability Company Unit Class D of
Saw Mill PCG Partners LLC (B)	9 uts.	*	8,873	-
Limited Liability Company Unit Class D-1 of
Saw Mill PCG Partners LLC (B)	121 uts.	09/30/09	121,160	-
Limited Liability Company Unit Class D-2 of
Saw Mill PCG Partners LLC (B)	68 uts.	04/29/11	34,547	-
* 12/18/08 and 09/30/09.			1,719,950	853,292

Nicoat Acquisitions LLC
A manufacturer of water-based and ultraviolet coatings for high-performance graphic arts, packaging and other specialty coating applications.
12.5% Senior Subordinated Note due 2016	$482,759	11/05/10	446,243	491,155
Limited Liability Company Unit Series B (B)	17,241 uts.	11/05/10	17,241	19,298
Limited Liability Company Unit Series B (B)	34,931 uts.	11/05/10	34,931	39,098
Limited Liability Company Unit Series F (B)	52,172 uts.	11/05/10	-	48,429
			498,415	597,980
Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
12% Senior Subordinated Note due 2016	$1,492,105	*	1,281,026	1,480,440
Limited Partnership Interest (B)	1,740 uts.	*	174,006	34,100
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	2,605 shs.	*	260,479	51,046
*07/09/09 and 08/09/10.			1,715,511	1,565,586

NT Holding Company
A leading developer, manufacturer and provider of medical products used primarily in interventional pain management.
12% Senior Subordinated Note due 2019	$883,117	02/02/11	820,258	900,779
Common Stock (B)	126 shs.	*	125,883	88,545
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	59 shs.	02/02/11	52,987	41,325
* 02/02/11 and 06/30/11.			999,128	1,030,649

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Nyloncraft, Inc.
A supplier of engineered plastic components for the automotive industry.
Preferred Stock Series B (B)	571 shs.	05/15/12	$-	$261
Common Stock (B)	178,571 shs.	01/28/02	178,571	242,465
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	138,929 shs.	01/28/02	92,597	188,639
			271,168	431,365
O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
13% Senior Subordinated Note due 2017	$444,445	06/04/10	412,227	444,445
Preferred Stock Series A (B)	554 shs.	06/04/10	55,354	24,187
Preferred Stock Series B (B)	311 shs.	06/04/10	31,125	13,600
Common Stock (B)	344 shs.	06/04/10	344	-
			499,050	482,232
Ontario Drive & Gear Ltd.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
Limited Liability Company Unit (B)	1,942 uts.	01/17/06	302,885	830,270
Warrant, exercisable until 2013, to purchase
common stock at $.01 per share (B)	328 shs.	01/17/06	90,424	140,180
			393,309	970,450
P K C Holding Corporation
A manufacturer of plastic film and badges for the general industrial, medical, and food industries.
14% Senior Subordinated Note due 2016	$1,600,494	12/21/10	1,570,264	1,630,287
Preferred Stock Class A (B)	29 shs.	12/21/10	180,380	250,898
Common Stock (B)	29 shs.	12/21/10	13,500	-
			1,764,144	1,881,185
P P T Holdings LLC
A high-end packaging solutions provider that targets customers who have multiple packaging needs, require a high number of low volume SKUs, short lead times, technical expertise, and overall supply chain management.

15% Senior Subordinated Note due 2017	$935,110	12/20/10	919,835	930,278
Limited Liability Company Unit Class A (B)	33 uts.	12/20/10	106,071	62,081
Limited Liability Company Unit Class B (B)	33 uts.	12/20/10	1,072	62,081
			1,026,978	1,054,440
Pacific Consolidated Holdings LLC
A manufacturer of rugged, mobile liquid and gaseous oxygen and nitrogen generating systems used in the global defense, oil and gas, and medical sectors.
14% Senior Subordinated Note due 2012 (D)	$737,784	04/27/07	719,555	258,224
5% Senior Subordinated Note due 2012	$42,187	07/21/10	42,187	42,187
Preferred Shares Series E (B)	42,187 uts.	07/21/10	-	-
Limited Liability Company Unit (B)	928,962 uts.	04/27/07	33,477	-
			795,219	300,411

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)	Babson Capital Participation Investors
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Paradigm Packaging, Inc.
A manufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care, and food packaging markets.
12% Senior Subordinated Note due 2015	$843,750	12/19/00	$841,861	$843,750
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	197 shs.	12/21/00	140,625	-
			982,486	843,750
Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	1,236 shs.	05/22/09	59,034	-
Preferred Stock Series B (B)	7,059 shs.	05/22/09	290,050	-
Common Stock (B)	21,462 shs.	05/22/09	993,816	-
			1,342,900	-
Postle Aluminum Company LLC
A manufacturer and distributor of aluminum extruded products.
15% Senior Subordinated Note due 2013	$861,902	06/03/10	854,591	861,902
3% Senior Subordinated PIK Note due 2014	$1,209,017	10/02/06	1,099,264	1,209,017
Limited Liability Company Unit Class A (B)	733 uts.	10/02/06	270,000	69,254
Limited Liability Company Unit (B)	76 uts.	05/22/09	340	7,183
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	4,550 shs.	10/02/06	65,988	430,070
			2,290,183	2,577,426
Power Services Holding Company
A provider of industrial motor repair services, predictive and preventative maintenance, and performance improvement consulting serving the petrochemical, mining, power generation, metals, and paper industries.

12% Senior Subordinated Note due 2016	$942,691	02/11/08	892,571	942,691
Limited Partnership Interest (B)	12.55% int.	02/11/08	94,092	190,569
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	700 shs.	02/11/08	88,723	428,742
			1,075,386	1,562,002
Precision Wire Holding Company
A manufacturer of specialty medical wires that are used in non-elective minimally invasive surgical procedures.
14.25% Senior Subordinated Note due 2016	$1,404,408	11/12/09	1,301,589	1,432,496
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	109 shs.	11/12/09	107,970	106,771
			1,409,559	1,539,267
Qualis Automotive LLC
A distributor of aftermarket automotive brake and chassis products.
Common Stock (B)	187,500 shs.	05/28/04	187,500	272,107
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	199,969 shs.	05/28/04	199,969	290,203
			387,469	562,310

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

R A J Manufacturing Holdings LLC
A designer and manufacturer of women’s swimwear sold under a variety of licensed brand names.
12.5% Senior Subordinated Note due 2014	$747,145	12/15/06	$721,108	$747,145
Limited Liability Company Unit (B)	1,497 uts.	12/15/06	149,723	29,801
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	2 shs.	12/15/06	69,609	14,063
			940,440	791,009
RM Holding Company
A specialty distributor of home medical care equipment.
13% Senior Subordinated Note due 2018	$460,318	02/09/12	433,263	466,169
Common Stock (B)	369 shs.	02/09/12	4	12,287
Preferred Stock Series (B)	39,679 shs.	02/09/12	39,678	39,679
Warrant, exercisable until 2022, to purchase
preferred stock A at $.01 per share (B)	12,088 shs.	02/09/12	11,980	12,088
Warrant, exercisable until 2022, to purchase
preferred stock B at $.01 per share (B)	7,067 shs.	02/09/12	7,067	7,067
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	185 shs.	02/09/12	-	6,161
			491,992	543,451
Royal Baths Manufacturing Company
A manufacturer and distributor of acrylic and cultured marble bathroom products.
12.5% Senior Subordinated Note due 2016	$281,250	11/14/03	276,906	281,250
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	74 shs.	11/14/03	65,089	38,644
			341,995	319,894

Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
15% Senior Subordinated PIK Note due 2018	$656,250	03/30/12	646,666	662,794
Preferred Stock Series (B)	2,098 shs.	03/30/12	83,920	69,277
Common Stock (B)	983 shs.	03/30/12	9,830	-
			740,416	732,071
Sencore Holding Company
A designer, manufacturer, and marketer of decoders, receivers and modulators sold to broadcasters, satellite, cable and telecom operators for encoding/decoding analog and digital transmission video signals.

12.5% Senior Subordinated Note due 2014 (D)	$1,157,231	01/15/09	826,004	-

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)	Babson Capital Participation Investors
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Smart Source Holdings LLC
A short-term computer rental company.
12% Senior Subordinated Note due 2015	$1,176,924	*	$1,118,056	$1,176,924
Limited Liability Company Unit (B)	328 uts.	*	334,371	297,652
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	83 shs.	*	87,231	75,395
* 08/31/07 and 03/06/08.			1,539,658	1,549,971

Snacks Parent Corporation
The world's largest provider of trail mixes and a leading provider of snack nuts, dried fruits, and other healthy snack products.
13% Senior Subordinated Note due 2017	$882,897	11/12/10	838,968	848,994
Preferred Stock A (B)	1,132 shs.	11/12/10	107,498	58,857
Preferred Stock B (B)	525 shs.	11/12/10	49,884	27,312
Common Stock (B)	6,579 shs.	11/12/10	6,579	-
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	1,806 shs.	11/12/10	1,806	-
			1,004,735	935,163
SouthernCare Holdings, Inc.
A hospice company providing palliative care services to terminally ill patients.
14% Senior Subordinated Note due 2018	$919,735	12/01/11	902,539	931,004
Common Stock (B)	909 shs.	12/01/11	90,909	71,388
			993,448	1,002,392
Spartan Foods Holding Company
A manufacturer of branded pizza crusts and pancakes.
14.25% Senior Subordinated PIK Note due 2017	$1,200,671	12/15/09	1,062,470	1,140,637
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	136 shs.	12/15/09	120,234	7,138
			1,182,704	1,147,775
Specialty Commodities, Inc.
A distributor of specialty food ingredients.
Common Stock (B)	15,882 shs.	10/23/08	158,824	97,283
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	5,852 shs.	10/23/08	53,285	35,846
			212,109	133,129
Stanton Carpet Holding Company
A designer and marketer of high and mid-priced decorative carpets and rugs.
12.13% Senior Subordinated Note due 2015	$658,537	08/01/06	641,232	658,537
Common Stock (B)	165 shs.	08/01/06	164,634	286,484
Warrant, exercisable until 2014, to purchase
common stock at $.02 per share (B)	55 shs.	08/01/06	49,390	95,413
			855,256	1,040,434

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Strata/WLA Holding Corporation
A leading independent anatomic pathology laboratory that conducts over 320,000 tests annually to customers in 40 U.S. states and in Canada and Venezuela.
14.5% Senior Subordinated Note due 2018	$947,270	07/01/11	$930,414	$941,660
Preferred Stock Series A (B)	76 shs.	07/01/11	76,046	51,595
			1,006,460	993,255
Sundance Investco LLC
A provider of post-production services to producers of movies and television shows.
Limited Liability Company Unit Class A (B)	3,405 shs.	03/31/10	-	-

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
14% Senior Subordinated Note due 2017	$1,053,507	12/14/10	1,001,456	1,012,446
Common Stock (B)	38 shs.	12/14/10	38,168	6,357
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	6,203
			1,076,873	1,025,006
Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14.5% Senior Subordinated Note due 2017	$1,418,469	09/02/08	1,353,680	1,418,469
Redeemable Preferred Stock Series A (B)	678 shs.	09/02/08	6,630	37,623
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	6,778 shs.	09/02/08	59,661	-
			1,419,971	1,456,092
T H I Acquisition, Inc.
A machine servicing company providing value-added steel services to long steel products.
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	5 shs.	01/14/08	46,617	184,538

Terra Renewal LLC
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
12% Senior Subordinated Note due 2014 (D)	$664,062	*	644,369	-
6.35% Term Note due 2012 (C)	$711,001	05/31/11	711,001	604,351
8.25% Term Note due 2012 (C)	$876	06/11/12	876	745
Common Stock Class B	32 shs.	*	3,574	-
Limited Partnership Interest of
Saw Mill Capital Fund V, LLC (B)	2.27% int.	**	117,464	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	41 shs.	04/28/06	33,738	-
* 04/28/06 and 09/13/06.			1,511,022	605,096
**03/01/05 and 10/10/08.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)	Babson Capital Participation Investors
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
14.5% Senior Subordinated Note due 2014 (D)	$1,300,003	10/26/07	$1,136,835	$650,002
Series B Preferred Stock (B)	97 shs.	03/31/10	-	-
Common Stock (B)	273 shs.	03/31/10	219,203	-
			1,356,038	650,002
Transpac Holding Company
A designer, importer, and wholesaler of home décor and seasonal gift products.
12% Senior Subordinated Note due 2015	$938,651	10/31/07	887,151	948,038
Common Stock (B)	110 shs.	10/31/07	110,430	31,318
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	50 shs.	10/31/07	46,380	14,141
			1,043,961	993,497
Tranzonic Companies (The)
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2013	$1,356,000	02/05/98	1,350,237	1,356,000
Common Stock (B)	315 shs.	02/04/98	315,000	321,867
Warrant, exercisable until 2013, to purchase
common stock at $.01 per share (B)	222 shs.	02/05/98	184,416	226,839
			1,849,653	1,904,706
Truck Bodies & Equipment International
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
12% Senior Subordinated Note due 2013	$1,222,698	*	1,142,411	1,173,427
Preferred Stock Series B (B)	128 shs.	10/20/08	127,677	72,650
Common Stock (B)	393 shs.	*	423,985	-
Warrant, exercisable until 2014, to purchase
common stock at $.02 per share (B)	81 shs.	*	84,650	-
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	558 shs.	10/20/08	-	-
* 07/19/05 and 12/22/05.			1,778,723	1,246,077

TruStile Doors, Inc.
A manufacturer and distributor of interior doors.
Limited Liability Company Unit	5,888 uts.	02/28/11	125,000	163,372
Warrant, exercisable until 2013, to purchase
common stock at $.01 per share (B)	3,060 shs.	04/11/03	36,032	718
			161,032	164,090

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

U-Line Corporation
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
12.5% Senior Subordinated Note due 2016	$473,338	04/30/04	$466,265	$473,338
Common Stock (B)	96 shs.	04/30/04	96,400	70,102
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	122 shs.	04/30/04	112,106	88,718
			674,771	632,158
U M A Enterprises, Inc.
An importer and wholesaler of home décor products.
Convertible Preferred Stock (B)	470 shs.	02/08/08	469,565	512,208

Visioneering, Inc.
A designer and manufacturer of tooling and fixtures for the aerospace industry.
10.5% Senior Secured Term Loan due 2013	$414,706	05/17/07	413,695	400,184
13% Senior Subordinated Note due 2014	$370,588	05/17/07	355,644	353,330
18% PIK Convertible Preferred Stock (B)	21,361 shs.	03/13/09	41,440	-
Common Stock (B)	70,588 shs.	05/17/07	70,588	-
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	20,003 shs.	05/17/07	31,460	-
			912,827	753,514
Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
10% Senior Subordinated PIK Note due 2012	$106,538	10/29/09	106,166	104,485
5% Senior Subordinated PIK Note due 2012 (D)	$450,000	06/30/07	392,576	447,707
Class B Unit (B)	406,525 uts.	10/29/09	184,266	-
Class C Unit (B)	450,000 uts.	10/29/09	413,244	287,177
Limited Liability Company Unit Class A (B)	383,011 uts.	*	229,353	-
Limited Liability Company Unit Class B (B)	96,848 uts.	07/19/04	96,848	-
* 07/19/04 and 10/29/09.			1,422,453	839,369

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
12.13% Senior Subordinated Note due 2014	$911,250	11/30/06	867,531	820,125
Common Stock (B)	101 shs.	11/30/06	101,250	-
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	51 shs.	11/30/06	45,790	-
			1,014,571	820,125

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)	Babson Capital Participation Investors
June 30, 2012
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Wheaton Holding Corporation
A distributor and manufacturer of laboratory supply products and packaging.
13% Senior Subordinated Note due 2017	$1,000,000	06/08/10	$927,147	$1,000,000
Preferred Stock Series B (B)	703 shs.	06/08/10	70,308	74,702
Common Stock (B)	353 shs.	06/08/10	353	37,459
			997,808	1,112,161
Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
12% Senior Subordinated Note due 2018	$794,521	12/16/10	737,191	810,411
Common Stock (B)	205 shs.	12/16/10	205,480	166,356
Warrant, exercisable until 2018, to purchase
common stock at $.02 per share (B)	55 shs.	12/16/10	49,334	44,706
			992,005	1,021,473
Workplace Media Holding Company
A direct marketer specializing in providing advertisers with access to consumers in the workplace.
13% Senior Subordinated Note due 2015 (D)	$654,247	05/14/07	601,454	-
Limited Partnership Interest (B)	12.26% int.	05/14/07	61,308	-
Warrant, exercisable until 2015, to purchase
common stock at $.02 per share (B)	47 shs.	05/14/07	44,186	-
			706,948	-
WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 2018	$864,125	11/03/11	848,015	859,180
Common Stock (B)	1,500 shs.	11/03/11	150,000	77,883
			998,015	937,063

Total Private Placement Investments (E)			$109,754,652	$97,492,801

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)
June 30, 2012
(Unaudited)

			Shares or
	Interest	Due	Principal		Market
Corporate Restricted Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Rule 144A Securities - 4.42%:

Bonds 4.42%
ArcelorMittal	6.125%	06/01/18	$500,000	$515,450	$506,974
Avaya, Inc.	7.000	04/01/19	500,000	501,197	463,750
Calumet Specialty Products Partners L.P.	9.625	08/01/20	500,000	491,254	507,500
Cequel Communications Holdings I LLC	8.625	11/15/17	500,000	522,635	538,750
Coffeyville Resources LLC	9.000	04/01/15	26,000	25,923	27,690
Everest Acquisition LLC/Everest Acquisition
Finance, Inc.	9.375	05/01/20	500,000	508,724	518,125
First Data Corporation	7.375	06/15/19	250,000	250,000	255,000
First Data Corporation	8.750	01/15/22	500,000	505,000	503,750
FMG Resources	7.000	11/01/15	250,000	258,221	255,000
Hilcorp Energy Company	7.625	04/15/21	325,000	311,134	346,125
International Automotive Component	9.125	06/01/18	625,000	592,600	570,313
Pittsburgh Glass Works, LLC	8.500	04/15/16	35,000	35,000	32,200
Samson Investment Company	9.750	02/15/20	350,000	343,908	348,250
Valeant Pharmaceuticals International	7.000	10/01/20	250,000	250,843	252,500
Welltec A/S	8.000	02/01/19	375,000	367,619	360,000
Total Bonds				5,479,508	5,485,927

Convertible Preferred Stock - 0.00%
ETEX Corporation (B)			194	-	-
Total Convertible Preferred Stock				-	-

Preferred Stock - 0.00%			26	-	-
TherOX, Inc. (B)				-	-
Total Preferred Stock

Common Stock - 0.00%
Touchstone Health Partnership (B)			292	-	-
Total Common Stock				-	-

Total Rule 144A Securities				5,479,508	5,485,927

Total Corporate Restricted Securities				$115,234,160	$102,978,728

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)	Babson Capital Participation Investors
June 30, 2012
(Unaudited)

	Interest	Due	Principal		Market
Corporate Public Securities - 16.20%: (A)	Rate	Date	Amount	Cost	Value

Bonds - 16.19%
Accuride Corp	9.500%	08/01/18	$500,000	$481,144	$515,000
Affinia Group, Inc.	9.000	11/30/14	25,000	24,596	25,219
Alcoa, Inc.	6.150	08/18/20	600,000	631,316	631,615
Alere, Inc.	9.000	05/15/16	300,000	316,862	305,250
Ally Financial, Inc.	5.500	02/15/17	750,000	766,875	761,806
Alta Mesa Financial Services	9.625	10/15/18	750,000	725,889	740,625
Anglogold Holdings PLC	5.375	04/15/20	600,000	605,568	616,638
Avis Budget Car Rental	9.750	03/15/20	375,000	375,000	416,719
B E Aerospace, Inc.	6.875	10/01/20	250,000	257,014	276,250
Bank of America Corporation	5.875	01/05/21	600,000	624,349	655,084
Bill Barrett Corporation	7.000	10/15/22	500,000	478,750	477,500
Calumet Specialty Products Partners L.P.	9.375	05/01/19	375,000	349,595	375,938
Centurytel, Inc.	5.000	02/15/15	500,000	509,205	523,585
CHC Helicopter SA	9.250	10/15/20	1,000,000	926,512	977,500
Chesapeake Energy Corporation	6.775	03/15/19	375,000	368,545	365,625
Clean Harbors, Inc.	7.625	08/15/16	20,000	20,714	20,875
Citigroup, Inc.	5.500	04/11/13	500,000	487,508	514,139
C R H America, Inc.	5.300	10/15/13	500,000	475,409	520,272
Ensco PLC	3.250	03/15/16	600,000	598,283	630,050
Equifax, Inc.	4.450	12/01/14	500,000	509,821	528,187
GATX Corporation	4.750	05/15/15	500,000	505,405	535,817
General Electric Capital Corporation	5.500	01/08/20	500,000	498,423	572,269
Goldman Sachs Group, Inc.	4.750	07/15/13	500,000	479,318	514,092
Headwaters, Inc.	7.625	04/01/19	305,000	305,147	299,663
Health Management Association	6.125	04/15/16	250,000	257,259	265,000
HealthSouth Corporation	7.750	09/15/22	500,000	501,207	536,250
Hertz Corporation	6.750	04/15/19	220,000	216,765	228,800
International Game Technology	7.500	06/15/19	500,000	499,784	595,824
Johnson Controls, Inc.	5.500	01/15/16	500,000	440,464	562,027
Kraft Foods, Inc.	5.375	02/10/20	500,000	514,084	591,678
Masco Corporation	7.125	03/15/20	350,000	349,995	386,176
Morgan Stanley	5.500	01/26/20	500,000	497,824	489,709
NBC Universal Media LLC	5.150	04/30/20	500,000	499,411	574,035
Nexeo Solutions LLC	8.375	03/01/18	20,000	20,000	19,399
Northern Tier Energy LLC	10.500	12/01/17	325,000	338,291	347,750
Perry Ellis International, Inc.	7.875	04/01/19	375,000	371,269	377,813
Precision Drilling Corporation	6.625	11/15/20	250,000	257,851	257,500

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)
June 30, 2012
(Unaudited)

			Shares or
	Interest	Due	Principal		Market
Corporate Public Securities (A)	Rate	Date	Amount	Cost	Value
Qwest Diagnostic, Inc.	4.750%	01/30/20	$500,000	$498,931	$553,849
Sealed Air Corporation	7.875	06/15/17	500,000	494,373	540,000
Sprint Nextel Corporation	6.000	12/01/16	500,000	512,962	478,750
Steelcase, Inc.	6.375	02/15/21	500,000	507,850	530,038
Thermadyne Holdings Corporation	9.000	12/15/17	250,000	265,827	255,625
Time Warner Cable, Inc.	5.000	02/01/20	500,000	491,786	561,516
Tutor Perini Corporation	7.625	11/01/18	-	3	3
Tyco International Group SA	8.500	01/15/19	125,000	124,999	171,179
Total Bonds				18,982,183	20,122,639

Common Stock - 0.01%
Intrepid Potash, Inc. (B)			185	$5,920	$4,211
Nortek, Inc. (B)			100	1	5,004
Rue21, Inc. (B)			350	6,650	8,834
Total Common Stock				12,571	18,049

Total Corporate Public Securities				$18,994,754	$20,140,688

	Interest	Due	Principal		Market
Short-Term Securities:	Rate/Yield^	Date	Amount	Cost	Value
Commercial Paper -10.59%
Holcim US Finance Sarl	0.500%	07/11/12	$1,922,000	$1,921,733	$1,921,733
Nissan Motor Acceptance Corporation	0.420	07/11/12	2,000,000	1,999,767	1,999,767
Oneok, Inc.	0.420	07/11/12	2,000,000	1,999,767	1,999,767
Reed Elsevier, Inc.	0.450	07/12/12	1,250,000	1,249,828	1,249,828
Weatherford International Limited	0.450	07/09/12	2,000,000	1,999,800	1,999,800
Westar Energy, Inc.	0.430	07/10/12	2,000,000	1,999,785	1,999,785
Xstrata Finance Canada Limited	0.460	07/02/12	2,000,000	1,999,974	1,999,974
Total Short-Term Securities				$13,170,654	$13,170,654

Total Investments	109.62%			$147,399,568	$136,290,070
Other Assets	4.82				5,990,990
Liabilities	(14,44)				(17,949,163)
Total Net Assets	100.00%				$124,331,897

(A) In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)  Non-income producing security.
(C)  Variable rate security; rate indicated is as of June 30, 2012.
(D)  Defaulted security; interest not accrued.
(E)  Illiquid security.  As of June 30, 2012, the values of these securities amounted to $97,492,801 or 78.41% of net assets.
  ^   Effective yield at purchase
PIK - Payment-in-kind

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)	Babson Capital Participation Investors
June 30, 2012
(Unaudited)

Industry Classification:	Fair Value/ Market Value		Fair Value/ Market Value
AEROSPACE - 2.18%		BUILDINGS & REAL ESTATE - 1.94%
A E Company, Inc.	$196,630	K W P I Holdings Corporation	$837,123
B E Aerospace, Inc.	276,250	Masco Corporation	386,176
Merex Holding Corporation	455,898	Sunrise Windows Holding Company	1,025,006
Visioneering, Inc.	753,514	TruStile Doors, Inc.	164,090
Whitcraft Holdings, Inc.	1,021,473	Tutor Perini Corporation	3
	2,703,765		2,412,398
AUTOMOBILE - 6.18%		CHEMICAL, PLASTICS & RUBBER - 0.83%
Accuride Corp	515,000	Capital Specialty Plastics, Inc.	439,571
Avis Budget Car Rental	416,719	Nicoat Acquisitions LLC	597,980
DPL Holding Corporation	1,243,125		1,037,551
F H Equity LLC	547,039	CONSUMER PRODUCTS - 9.57%
International Automotive Component	570,313	Aero Holdings, Inc.	1,654,551
J A C Holding Enterprises, Inc.	799,217	Baby Jogger Holdings LLC	1,002,655
Jason Partners Holdings LLC	25,511	Bravo Sports Holding Corporation	301,976
Johnson Controls, Inc.	562,027	Custom Engineered Wheels, Inc.	1,237,298
K & N Parent, Inc.	1,003,107	Handi Quilter Holding Company	526,587
Nyloncraft, Inc.	431,365	K N B Holdings Corporation	2,254,025
Ontario Drive & Gear Ltd.	970,450	Manhattan Beachwear Holding Company	912,159
Pittsburgh Glass Works, LLC	32,200	Perry Ellis International, Inc.	377,813
Qualis Automotive LLC	562,310	R A J Manufacturing Holdings LLC	791,009
	7,678,383	Tranzonic Companies (The)	1,904,706
BEVERAGE, DRUG & FOOD - 5.19%		WP Supply Holding Corporation	937,063
Eatem Holding Company	1,073,384		11,899,842
F F C Holding Corporation	1,078,307	CONTAINERS, PACKAGING & GLASS - 4.32%
Golden County Foods Holding, Inc.	-	Flutes, Inc.	209,916
Hospitality Mints Holding Company	1,490,643	P K C Holding Corporation	1,881,185
Kraft Foods, Inc.	591,678	P P T Holdings LLC	1,054,440
Snacks Parent Corporation	935,163	Paradigm Packaging, Inc.	843,750
Spartan Foods Holding Company	1,147,775	Sealed Air Corporation	540,000
Specialty Commodities, Inc.	133,129	Vitex Packaging Group, Inc.	839,369
	6,450,079		5,368,660
BROADCASTING & ENTERTAINMENT - 0.91%		DISTRIBUTION - 2.45%
HOP Entertainment LLC	-	Duncan Systems, Inc.	643,660
NBC Universal Media LLC	574,035	F C X Holdings Corporation	1,856,710
Time Warner Cable, Inc.	561,516	RM Holding Company	543,451
Sundance Investco LLC	-		3,043,821
Workplace Media Holding Company	-
	1,135,551

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)
June 30, 2012
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

DIVERSIFIED/CONGLOMERATE, MANUFACTURING - 12.16%		DIVERSIFIED/CONGLOMERATE, SERVICE - 10.31%
A H C Holding Company, Inc.	$1,568,448	A S C Group, Inc.	$1,635,680
Arrow Tru-Line Holdings, Inc.	895,921	A W X Holdings Corporation	378,000
C D N T, Inc.	710,032	Advanced Technologies Holdings	661,526
F G I Equity LLC	696,995	Affinia Group, Inc.	25,219
G C Holdings	1,087,188	Anglogold Holdings PLC	616,638
HGGC Citadel Plastics Holding	986,424	Apex Analytix Holding Corporation	1,183,922
Ideal Tridon Holdings, Inc.	1,017,017	Associated Diversified Services	717,381
K P H I Holdings, Inc.	1,081,802	Bank of America Corporation	655,084
K P I Holdings, Inc.	1,414,528	C R H America, Inc.	520,272
LPC Holding Company	1,015,650	Church Services Holding Company	516,124
MEGTEC Holdings, Inc.	335,969	Clough, Harbour and Associates	234,895
Nortek, Inc.	5,004	Crane Rental Corporation	1,182,023
O E C Holding Corporation	482,232	ELT Holding Company	985,787
Postle Aluminum Company LLC	2,577,426	Equifax, Inc.	528,187
Truck Bodies & Equipment International	1,246,077	Insurance Claims Management, Inc.	243,042
	15,120,713	Mail Communications Group, Inc.	243,045
		Nexeo Solutions LLC	19,399
		Northwest Mailing Services, Inc.	1,565,586
		Pearlman Enterprises, Inc.	-
		Safety Infrastructure Solutions	732,071
		Tyco International Group SA	171,179
			12,815,060
		ELECTRONICS - 1.36%
		Barcodes Group, Inc.	882,831
		Connecticut Electric, Inc.	807,006
			1,689,837
		FINANCIAL SERVICES - 8.89%
		Ally Financial, Inc.	761,806
		Alta Mesa Financial Services	740,625
		Citigroup, Inc.	514,139
		DPC Holdings LLC	998,748
		GATX Corporation	535,817
		General Electric Capital Corporation	572,269
		Goldman Sachs Group, Inc.	514,092
		Holcim US Finance Sarl	1,921,733
		Morgan Stanley	489,709
		Nissan Motor Acceptance Corporation	1,999,767
		Xstrata Finance Canada Limited	1,999,974
			11,048,679

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)	Babson Capital Participation Investors
June 30, 2012
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

HEALTHCARE, EDUCATION & CHILDCARE - 8.17%		MACHINERY - 7.39%
Alere, Inc.	$305,250	A S A P Industries LLC	$581,292
American Hospice Management Holding LLC	2,164,805	Arch Global Precision LLC	992,014
CHG Alternative Education Holding Company	796,464	E S P Holdco, Inc.	1,489,298
Healthcare Direct Holding Company	749,528	M V I Holding, Inc.	108,790
HealthSouth Corporation	536,250	Motion Controls Holdings	1,051,061
Marshall Physicians Services LLC	490,920	NetShape Technologies, Inc.	853,292
Qwest Diagnostic, Inc.	553,849	Pacific Consolidated Holdings LLC	300,411
SouthernCare Holdings, Inc.	1,002,392	Power Services Holding Company	1,562,002
Strata/WLA Holding Corporation	993,255	Thermadyne Holdings Corporation	255,625
Synteract Holdings Corporation	1,456,092	Westar Energy, Inc.	1,999,785
Touchstone Health Partnership	-		9,193,570
Wheaton Holding Corporation	1,112,161
	10,160,966	MEDICAL DEVICES/BIOTECH - 3.76%
		Coeur, Inc.	756,782
		E X C Acquisition Corporation	10,432
HOME & OFFICE FURNISHINGS, HOUSEWARES,		ETEX Corporation	-
AND DURABLE CONSUMER PRODUCTS - 5.32%		Health Management Association	265,000
Connor Sport Court International, Inc.	1,383,809	MedSystems Holdings LLC	718,316
H M Holding Company	90,675	MicroGroup, Inc.	355,449
Home Décor Holding Company	306,428	NT Holding Company	1,030,649
Monessen Holding Corporation	-	Precision Wire Holding Company	1,539,267
Royal Baths Manufacturing Company	319,894	TherOX, Inc.	-
Stanton Carpet Holding Company	1,040,434		4,675,895
Steelcase, Inc.	530,038
Transpac Holding Company	993,497	MINING, STEEL, IRON & NON-PRECIOUS METALS - 0.86%
U-Line Corporation	632,158	Alcoa, Inc.	631,615
U M A Enterprises, Inc.	512,208	FMG Resources	255,000
Wellborn Forest Holding Company	820,125	T H I Acquisition, Inc.	184,538
	6,629,266		1,071,153

LEISURE, AMUSEMENT, ENTERTAINMENT - 0.48%		NATURAL RESOURCES - 0.65%
International Game Technology	595,824	ArcelorMittal	506,974
		Headwaters, Inc.	299,663
		Intrepid Potash, Inc.	4,211
			810,848

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUES)
June 30, 2012
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

OIL & GAS - 8.70%		TELECOMMUNICATIONS - 1.84%
Bill Barrett Corporation	$477,500	All Current Holding Company	$746,249
Calumet Specialty Products Partners L.P.	883,438	Centurytel, Inc.	523,585
Chesapeake Energy Corporation	365,625	Cequel Communications Holdings I LLC	538,750
Coffeyville Resources LLC	27,690	Sprint Nextel Corporation	478,750
Ensco PLC	630,050		2,287,334
Everest Acquisition LLC/Everest Acquisition		TRANSPORTATION - 1.04%
Finance, Inc.	518,125	CHC Helicopter SA	977,500
Hilcorp Energy Company	346,125	Hertz Corporation	228,800
International Offshore Services LLC	675,000	NABCO, Inc.	82,720
MBWS Ultimate Holdco, Inc.	1,943,793		1,289,020
Northern Tier Energy LLC	347,750	WASTE MANAGEMENT / POLLUTION - 1.03%
Oneok, Inc.	1,999,767	Clean Harbors, Inc.	20,875
Precision Drilling Corporation	257,500	Terra Renewal LLC	605,096
Samson Investment Company	348,250	Torrent Group Holdings, Inc.	650,002
Weatherford International Limited	1,999,800		1,275,973
	10,820,413
PHARMACEUTICALS - 0.55%		Total Investments - 109.62%	$136,290,070
CorePharma LLC	431,836
Valeant Pharmaceuticals International	252,500
	684,336
PUBLISHING/PRINTING - 1.01%
Reed Elsevier, Inc.	1,249,828

RETAIL STORES - 0.01%
Rue21, Inc.	8,834

TECHNOLOGY - 2.52%
Avaya, Inc.	463,750
First Data Corporation	758,750
Sencore Holding Company	-
Smart Source Holdings LLC	1,549,971
Welltec A/S	360,000
	3,132,471

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	Babson Capital Participation Investors
(Unaudited)

1.	History
Determination of Fair Value

Babson Capital Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988. Effective December 16, 2011, the Trust’s name was changed to Babson Capital Participation Investors. Prior to December 16, 2011, the Trust’s name was MassMutual Participation Investors.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC (“Babson Capital”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as common stock, warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and has delegated responsibility for determination of fair value under those procedures to Babson Capital. Babson Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Babson Capital considers all relevant factors that are reasonably available, through either public information or information available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $97,492,801 (78.41% of net assets) as of June 30, 2012 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2012, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trusts pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between market participants at the measurement date.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Significant increases/(decreases) to the company’s trailing twelve months EBITDA and/or the valuation multiple would result in significant increases/(decreases) to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2012.

	Valuation	Unobservable
	Technique	Inputs	Range
Corporate	Discounted	Probability of	-1.00% to
Bonds	Cash Flows	Default	+1.00%
		Credit Adjustments	+1.00% to
-1.46%
Equity	Market	Valuation	3.1x to
Securities	Approach	Multiple	9.9x
		Discount for lack	0% to
		of marketability	5%

Fair Value Hierarchy

The Company categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)	Babson Capital Participation Investors
(Unaudited)

The following is a summary of the inputs used to value the Trust’s net assets as of June 30, 2012:

Assets:	Total	Level 1	Level 2	Level 3

Restricted Securities
Corporate Bonds	$83,461,543	$-	$5,485,927	$77,975,616
Common Stock - U.S.	8,585,518	-	-	8,585,518
Preferred Stock	5,145,642	-	-	5,145,642
Partnerships and LLCs	5,786,025	-	-	5,786,025
Public Securities
Corporate Bonds	20,122,639	-	20,122,639	-
Common Stock - U.S.	18,049	18,049	-	-
Short-term Securities	13,170,654	-	13,170,654	-
Total	$136,290,070	$18,049	$38,779,220	$97,492,801

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Beginning					Transfers in	Ending
	balance	Included in				and/or	balance at
Assets:	at 12/31/2011	earnings	Purchases	Sales	Prepayments	out of Level 3	06/30/2012

Restricted Securities
Corporate Bonds	$84,969,256	$132,546	$9,363,765	$(4,303,571)	$(12,186,380)	$-	$77,975,616
Common Stock - U.S.	9,972,142	537,723	508,864	(2,433,211)	-	-	8,585,518
Preferred Stock	5,965,999	(349,984)	328,144	(798,517)	-	-	5,145,642
Partnerships and LLCs	6,021,318	(235,293)	-	-	-	-	5,786,025
	$106,928,715	$84,992	$10,200,773	$(7,535,299)	$(12,186,380)	$-	$97,492,801

There were no transfers into or out of Level 1 and Level 2 assets.

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held

Interest (Amortization)	328,241	-

Net realized gain on
investments before taxes	1,926,952	-

Net change in unrealized
depreciation of investments
before taxes.	(2,170,204)	(211,069)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

B.   Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C.   Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D.   Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2012, the PI Subsidiary Trust has incurred income tax expense of $174.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2012, the PI Subsidiary Trust has a deferred tax liability of $350,547.

Beginning with the 2009 annual financial statements, the Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the six months ended June 30, 2012.

E.   Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

3.	Investment Advisory and Administrative Services Contract

A.   Services:

Under an Investment Advisory and Administrative Services Contract (the “Contract”) with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B.   Fee:

For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust’s net assets as of such day.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)	Babson Capital Participation Investors
(Unaudited)

C.   Basis for Board Renewal of Contract:

At a meeting of the Trustees held on April 27, 2012, the Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Babson Capital) unanimously approved a one-year continuance of the Contract.

Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees' legal responsibilities in connection with their review and re-approval of the Contract. The Trustees also requested and received from Babson Capital extensive written and oral information regarding other matters including: the principal terms of the Contract; the reasons why Babson Capital was proposing the continuance of the Contract; Babson Capital and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Trust; financial strength of Babson Capital; the fee arrangements between Babson Capital and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Babson Capital; and "fallout" benefits to Babson Capital resulting from the Contract.

Among other things, the Trustees discussed and considered with management (i) the aforementioned guidance provided by Ropes & Gray LLP and the information provided by Babson Capital prior to the meeting and (ii) the reasons Babson Capital put forth in support of its recommendation that the Trustees approve the continuance of the Contract. These considerations are summarized below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY BABSON CAPITAL TO THE TRUST

In evaluating the scope and quality of the services provided by Babson Capital to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Babson Capital under the Contract; (ii) Babson Capital's ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Babson Capital's staff; (iv) the strength of Babson Capital's financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Babson Capital as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Babson Capital, and expected to be provided in the future, under the renewed Contract.

INVESTMENT PERFORMANCE

The Trustees also examined the Trust's short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1-, 3-, 5- and 10-year periods. In addition, the Trustees considered comparisons of the Trust's performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments due to the fact that business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

ADVISORY FEE/COST OF SERVICES PROVIDED AND PROFITABILITY/ MANAGER'S "FALL-OUT" BENEFITS

In connection with the Trustees' consideration of the advisory fee paid by the Trust to Babson Capital under the Contract, Babson Capital noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Babson Capital Corporate Investors, which also is advised by Babson Capital. Under the terms of its Investment Services Contract, Babson Capital Corporate Investors is charged a quarterly investment advisory fee of 0.3125% of net asset value as of the end of each quarter, which is approximately equal to 1.25% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Babson Capital to Tower Square Capital Partners, L.P. and Tower Square Capital Partners II and III, L.P., each a private mezzanine fund also managed by Babson Capital, and that the fee Babson Capital Corporate Investors charged compares favorably.

At the request of the Trustees, Babson Capital provided information concerning the profitability of Babson Capital's advisory relationship with the Trust. The Trustees also

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

considered the non-economic benefits Babson Capital and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Babson Capital for third-party soft dollar arrangements. The Trustees recognized that Babson Capital should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Babson Capital's historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the Contract is reasonable.

ECONOMIES OF SCALE

The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million whereas the Trust’s current net assets are near $124 million. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust's current size and closed-end fund structure.
5.	Purchases and Sales of Investments
		For the six
		months ended
		06/30/2012
			Proceeds
		Cost of	from
		Investments	Sales or
		Acquired	Maturities
	Corporate restricted securities	$12,881,146	$20,383,670
	Corporate public securities	3,211,563	300,750

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of June 30, 2012. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of June 30, 2012 is $11,109,498 consists of $12,005,816 appreciation and $23,115,314 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $350,547 on net unrealized gains on the PI Subsidiary Trust.

4.	Senior Indebtedness	6.	Quarterly Results of Invesment Operations

MassMutual holds the Trust’s $15,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2012, the Trust incurred total interest expense on the Note of $306,750.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed

				March 31, 2012
				Amount	Per Share
			Investment income	$3,397,647
			Net investment income	2,774,324	$0.27
			Net realized and unrealized
			loss on investments (net of taxes)	(223,921)	(0.02)

				June 30, 2012
				Amount	Per Share
			Investment income	$3,181,794
			Net investment income	2,521,978	$0.25
			Net realized and unrealized
			gain on investments (net of taxes)	1,102,771	0.11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)	Babson Capital Participation Investors
(Unaudited)

7.	Results of Shareholder Meeting

The Annual Meeting of Shareholders was held on Friday, April 27, 2012. The Shareholders were asked to vote to re-elect as Trustees William J. Barrett, Martin T. Hart and Clifford M. Noreen for three year terms. In addition, Edward P. Grace, III was up for election for a one-year term. The Shareholders approved the proposals. The Trust's other Trustees, Donald E. Benson, Michael H. Brown, Donald Glickman, Robert E. Joyal, and Maleyne M. Syracuse continued to serve their respective terms following the April 27, 2012 Annual Shareholders Meeting. The results of the Shareholder voting are set forth below.

				% of Shares
	Shares For	Withheld	Total	Voted For

	William J. Barrett 8,628,224	221,159	8,849,383	97.50%

	Martin T. Hart 8,653,750	195,633	8,849,383	97.79%

	Clifford M. Noreen 8,670,054	179,329	8,849,383	97.97%

	Edward P. Grace III 8,668,497	180,886	8,849,383	97.96%

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Babson Capital Participation Investors

Members of the Board of Trustees

Donald Glickman

Robert E. Joyal

William J. Barrett

Michael H. Brown*

Donald E. Benson*

Clifford M. Noreen

Martin T. Hart

Maleyne M. Syracuse*

Edward P. Grace III

Susan B. Sweeney

*Member of the Audit Committee

Offiicers

Clifford M. Noreen
Chairman

Michael L. Klofas
President

James M. Roy
Vice President &
Chief Financial Officer

Christopher A. DeFrancis
Vice President & Secretary

Sean Feeley
Vice President

Michael P. Hermsen
Vice President

Mary Wilson Kibbe
Vice President

Richard E. Spencer, II
Vice President

Daniel J. Florence
Treasurer

John T. Davitt, Jr.
Comptroller

Melissa M. LaGrant
Chief Compliance Officer

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Babson Capital Participation Investors offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Babson Capital Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansans City, MO 64121-9086.

ITEM 2.  CODE OF ETHICS.

Not applicable for this filing.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for this filing.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for this filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for this filing.

ITEM 6.  SCHEDULE OF INVESTMENTS

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER. Michael L. Klofas serves as the President of the Registrant (since 2009) and as one of its Portfolio Managers. Mr. Klofas began his service to the Registrant in 1998 as a Vice President. With over 25 years of industry experience, Mr. Klofas is a Managing Director of the U.S. Mezzanine and Private Equity Group of Babson Capital Management LLC ("Babson Capital"). Mr. Klofas joined MassMutual in 1988. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson Capital's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College as well as a Certified Public Accountant designation. Mr. Klofas also presently serves as President of Babson Capital Corporate Investors, another closed-end management investment company advised by Babson Capital.

PORTFOLIO MANAGEMENT TEAM. Mr. Klofas has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professionals (together with the Portfolio Manager, the "Portfolio Team").

Michael P. Hermsen is a Vice President of the Registrant and a Managing Director of Babson Capital who oversees the Global Private Finance Group and manages Babson Capital's Mezzanine and Private Equity Investments Team which is responsible for finding, analyzing, negotiating and servicing mezzanine private placement securities for the Registrant.

Mr. Hermsen joined MassMutual in 1990 and has been an officer of the Registrant since 1998. Previously, he worked at Teachers Insurance and Annuity Association where he was a generalist private placement analyst. At MassMutual and then Babson Capital, Mr. Hermsen has analyzed and invested in traditional private placements, high yield public and private bonds, and leveraged bank loans. He has also been responsible for managing a small portfolio of distressed investments. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. He holds a B.A. from Bowdoin College and an M.B.A. from Columbia University.

Mr. Spencer is a Vice President of the Registrant and a Managing Director of Babson Capital who manages Babson Capital's Global Fund Investments Team. Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank. He has been an officer of the Registrant since 2002. At MassMutual and then Babson Capital, Mr. Spencer has analyzed and invested in traditional private placements, high yield public and private bonds, leveraged bank loans, mezzanine debt and private equity. From 1993 to 1999, he was the lead restructuring professional at Babson Capital. Since 1999, Mr. Spencer has been focused on the origination, analysis, structuring and documentation of mezzanine and private equity investments. He holds a B.A. from Bucknell University and an M.B.A. from the State University of New York at Buffalo.

Sean Feeley is responsible for the day-to-day management of the Registrant’s public high yield and investment grade fixed income portfolio.  Mr. Feeley has been a Vice President of the Registrant since 2011.  Mr. Feeley is a Managing Director of Babson Capital and head of the High Yield Research Team with over 22 years of industry experience in high yield bonds and loans in various investment strategies.  Prior to joining Babson Capital in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance.  Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University.  Mr. Feeley is a Certified Public Accountant and a Chartered Financial Analyst.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

None.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1
Attached hereto as EX-99.31.2

(a)(3)
ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Babson Capital Participation Investors

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	September 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	September 5, 2012

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	September 5, 2012